EXHIBIT 99.2
                                 ------------

                      The Class 1-A2AU Corridor Contract

                               LEHMAN BROTHERS


                                  Transaction

Date:          31 October, 2006

To:            IndyMac INDX Mortgage Loan Trust 2006-AR14
               c/o Deutsche Bank National Trust Company
               1761 East St. Andrew Place,
               Santa Ana,  California 92705-4934,
               Attention:  Trust Administration; IN06AE
               Facsimile:  (714) 656-2626

From:          Lehman Brothers Special Financing Inc.
               Mandy Lee -  Transaction Management Group
               Facsimile:   646-885-9551
               Telephone:   212-526-9257

Ref. Numbers:  Effort ID: N1110929 / Global Deal ID: 2722792 and 2722794

SUBJECT:       CAP TRANSACTION

------------------------------------------------------------------------------

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the "Transaction"), between Lehman Brothers Special Financing Inc. ("Party A") and Deutsche Bank National Trust Company, solely in its capacity as corridor trustee (the "Corridor Trustee") for IndyMac INDX Mortgage Loan Trust 2006-AR14, a common law corridor trust (the "Corridor Trust" or "Party B"). This communication constitutes a "Confirmation" as referred to in the ISDA Form specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the "ISDA Form") published by the International Swaps and Derivatives Association, Inc. ("ISDA"), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the ISDA Form shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:


  General Terms:

      Trade Date:                                26 October, 2006

      Effective Date:                            25 October, 2006

      Termination Date:                          25 July, 2009, subject to adjustment in accordance
                                                 with the Modified Following Business Day
                                                 Convention,

      Notional Amount:                           USD 104,483,000.00 for the initial Calculation
                                                 Period and for each Calculation Period thereafter
                                                 as set forth in Schedule A attached hereto.

  Fixed Amounts:

      Fixed Amount Payer:                        Party B

      Fixed Amount Payer Payment Dates:          Inapplicable

      Fixed Amount:                              By its execution hereof and with effect from the
                                                 Trade Date above Party A irrevocably acknowledges
                                                 receipt of all agreed consideration from Party B in
                                                 respect of this Transaction.

  Floating Amounts:

      Floating Rate Payer:                       Party A

      Floating Rate:                             The lesser of (i) 2.25% and (ii) the greater of (a)
                                                 0% and (b) USD-LIBOR-BBA with a Designated Maturity
                                                 of one month minus 9.10%

      Floating Rate Payer                        The twenty-fifth (25th) calendar day of each month,
      Period End Dates:                          from and including 25 November, 2006 to and
                                                 including the Termination Date, subject to
                                                 adjustment in accordance with the Modified
                                                 Following Business Day Convention.

      Early Payment                              One (1) Business Day preceding each Floating Rate
                                                 Payer Period End Date.

      Spread:                                    Inapplicable

      Floating Rate Day Count Fraction:          Actual/360

      Reset Dates:                               The first day of each Calculation Period


                      Effort ID: N1110929 / Global Deal ID: 2722792 and 2722794

                                             Page 2 of 6


  Business Days:                                 New York

  Miscellaneous:

      Calculation Agent:                         Party A

      Governing Law:                             New York, without reference to choice of law
                                                 doctrine.

      Transfer:                                  Notwithstanding Section 7 of the ISDA Form, Party A
                                                 may assign its rights and obligations under this
                                                 Transaction, in whole and not in part, to any
                                                 Affiliate of Lehman Brothers Holdings Inc.
                                                 ("Holdings") effective upon delivery to Party B of
                                                 the guarantee by Holdings, in favor of Party B, of
                                                 the obligations of such Affiliate.

      Termination Currency:                      USD

      Additional Provisions:

         1. The "Automatic Early Termination" provisions of Section 6(a) of the ISDA Form will not apply.

         2. Payments on Early Termination. For the purposes of Section 6(e) of the ISDA Form, Loss and Second Method will be used.

         3. Representations. Section 3 of the ISDA Form is hereby amended by adding the following additional subsections:

             (a) No Agency. It is entering into this Transaction as principal.

             (b) Eligible Contract Participant. It is an "eligible contract participant" as defined in the Commodity Futures Modernization Act of 2000.

             (c) No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the ISDA Form), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction;
                  (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice


           Effort ID: N1110929 / Global Deal ID: 2722792 and 2722794 from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

         4. Netting of Payments. Subparagraph (ii) of Section 2(c) of the ISDA Form will not apply to any Transaction between the parties hereto.

         5. Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this Transaction.

         6. Compliance with Regulation AB. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of 24 May, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS and Party A shall be incorporated by reference into this Confirmation so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

         7. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Deutsche Bank National Trust Company ("Deutsche Bank"), not individually or personally but solely as the Corridor Trustee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Deutsche Bank but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Confirmation and by any person claiming by, through or under such parties and (d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

         8.  Section 5(a)(vii)(2) of the ISDA Form will not apply to Party B.

         9. Credit Support Document: With respect to Party A, the Guarantee of Lehman Brothers Holdings Inc.

             Credit Support Provider: With respect to Party A, Lehman Brothers Holdings Inc.

         Payment Instructions for Party B in USD:

                                    Deutsche Bank Trust Company Americas
                                    ABA# 021001033
                                    Account# 01419663
                                    Account Name: NYLTD Funds Control/Stars West
                                    Ref: IndyMac INDX 2006-AR14 1-A2AU Corridor



           Effort ID: N1110929 / Global Deal ID: 2722792 and 2722794

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention:
Documentation.


                                     Very truly yours,


                                     Lehman Brothers Special Financing Inc.


                                     /s/ Anatoly Kozlov


                                     By: Anatoly Kozlov
                                     Authorized Signatory


Accepted and confirmed as
of the date first written
Corridor Trust for the IndyMac INDX Mortgage Loan Trust 2006-AR14
By: Deutsche Bank National Trust Company
not in its individual capacity but solely as Corridor Trustee


By: /s/ Jennifer Hermansader
    ---------------------------------
Name: Jennifer Hermansader
      -------------------------------
Title: Associate
       ------------------------------


           Effort ID: N1110929 / Global Deal ID: 2722792 and 2722794

                                        Schedule A

------------------------------------- ---------------------------- ----------------------
    Calculation Period from and        Calculation Period up to     Notional Amount (in
             including                       but excluding                 USD)
------------------------------------ ---------------------------- ----------------------
               October 25, 2006               November 25, 2006          104,483,000.00
------------------------------------ ---------------------------- ----------------------
              November 25, 2006               December 25, 2006          104,483,000.00
------------------------------------ ---------------------------- ----------------------
              December 25, 2006                January 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
               January 25, 2007               February 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
              February 25, 2007                  March 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                 March 25, 2007                  April 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                 April 25, 2007                    May 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                   May 25, 2007                   June 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                  June 25, 2007                   July 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                  July 25, 2007                 August 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                August 25, 2007              September 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
             September 25, 2007                October 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
               October 25, 2007               November 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
              November 25, 2007               December 25, 2007          104,483,000.00
------------------------------------ ---------------------------- ----------------------
              December 25, 2007                January 25, 2008          104,483,000.00
------------------------------------ ---------------------------- ----------------------
               January 25, 2008               February 25, 2008          104,483,000.00
------------------------------------ ---------------------------- ----------------------
              February 25, 2008                  March 25, 2008          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                 March 25, 2008                  April 25, 2008          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                 April 25, 2008                    May 25, 2008          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                   May 25, 2008                   June 25, 2008          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                  June 25, 2008                   July 25, 2008          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                  July 25, 2008                 August 25, 2008          104,483,000.00
------------------------------------ ---------------------------- ----------------------
                August 25, 2008              September 25, 2008          104,483,000.00
------------------------------------ ---------------------------- ----------------------
             September 25, 2008                October 25, 2008           94,663,861.85
------------------------------------ ---------------------------- ----------------------
               October 25, 2008               November 25, 2008           83,354,270.25
------------------------------------ ---------------------------- ----------------------
              November 25, 2008               December 25, 2008           72,042,233.13
------------------------------------ ---------------------------- ----------------------
              December 25, 2008                January 25, 2009           61,137,357.56
------------------------------------ ---------------------------- ----------------------
               January 25, 2009               February 25, 2009           50,510,815.24
------------------------------------ ---------------------------- ----------------------
              February 25, 2009                  March 25, 2009           40,238,690.03
------------------------------------ ---------------------------- ----------------------
                 March 25, 2009                  April 25, 2009           30,180,378.89
------------------------------------ ---------------------------- ----------------------
                 April 25, 2009                    May 25, 2009           20,452,717.66
------------------------------------ ---------------------------- ----------------------
                   May 25, 2009                   June 25, 2009           10,978,067.72
------------------------------------ ---------------------------- ----------------------
                  June 25, 2009                   July 25, 2009            1,655,943.63
------------------------------------ ---------------------------- ----------------------